SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
(X)  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        PROVIDENT BANKSHARES CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

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                                  DETACH HERE

                        PROVIDENT BANKSHARES CORPORATION

P             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
R                       PROVIDENT BANKSHARES CORPORATION
O               SPECIAL MEETING OF STOCKHOLDERS--AUGUST 20, 1997
X
Y        The undersigned hereby appoints Dennis A. Starliper and Robert L.
   Davis or either of them acting individually, and with full power of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Provident Bankshares Corporation ("Bankshares") which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the offices of Bankshares, 114 East Lexington Street, Baltimore, Maryland 21202 at 10:00 a.m. and at any and all adjournments thereof as follows on the reverse side.




                                                                     SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE             SIDE

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                                  DETACH HERE


[X] Please mark
    votes as in
    this example.

The Board of Directors  recommends a vote "FOR" the listed proposal.
THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL BELOW. THE UNDERSIGNED HEREBY AUTHORIZES THE PROXIES TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATIONS, A MOTION TO ADJOURN OR
POSTPONE THE SPECIAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


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
                                                                                  FOR   AGAINST   ABSTAIN
    PROVIDENT BANKSHARES CORPORATION    1. Approval and Adoption of the Amended   [ ]     [ ]       [ ]
                                           and Restated Agreement and Plan of
                                           Merger, amended and restated as of July
                                           14, 1997 between Bankshares and First
                                           Citizens Financial Corporation.


                                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            [ ]

                                           The undersigned acknowledges receipt from Bankshares prior to the execution of this proxy of Notice of the Meeting and a Joint Proxy
                                           Statement/Prospectus, dated July 15, 1997.

                                                                  PLEASE ACT PROMPTLY
                                                        SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                           Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Signature:___________________________ Date:_______________ Signature:___________________________ Date:_______________
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